SUPPLEMENT TO THE
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
NOVEMBER 28, 1997 PROSPECTUS
FMR anticipates presenting a proposal to the Board of Trustees of Fidelity Short-Intermediate Government Fund requesting their approval to present shareholders of the fund a proposal to merge the fund into Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government Fund).
As a result, effective the close of business on June 26, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that
have discretionary assets of at least $   500 million     invested in
mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
The following information replaces similar information found in the "Breakdown of Expenses" section beginning on page 14.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.